SEMIANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                  MAY 31, 1997

                                   TWENTIETH
                                    CENTURY
                                     GROUP


                              International Growth
                            International Discovery


[front cover]


TABLE OF CONTENTS

Report Highlights ................................... 1
Our Message to You .................................. 2
International Growth
   Performance & Portfolio Information .............. 3
   Management Q & A ................................. 4
   Schedule of Investments .......................... 7
   Financial Highlights .............................29
International Discovery
   Performance & Portfolio Information ..............11
   Management Q & A .................................12
   Schedule of Investments ..........................15
   Financial Highlights .............................31
Statements of Assets and Liabilities ................22
Statements of Operations ............................23
Statements of Changes in Net Assets .................24
Notes to Financial Statements .......................25
Share Classes and Retirement
   Account Information ..............................35
Background Information
   Investment Philosophy and Policies ...............36
   How Currency Returns Affect Performance ..........36
   Comparative Indices ..............................36
   Fund Management Team Leaders .....................36
Glossary ............................................37

     American Century Investments offers you nearly 70 fund choices covering bonds, stocks, specialty investments and blended portfolios. To help you find the funds that may meet your needs, we have divided American Century funds into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                 AMERICAN CENTURY INVESTMENTS - FAMILY OF FUNDS


  BENHAM GROUP             AMERICAN CENTURY GROUP       TWENTIETH CENTURY GROUP

MONEY MARKET FUNDS         ASSET ALLOCATION &
GOVERNMENT BOND FUNDS      BALANCED FUNDS                  U.S. GROWTH FUNDS
DIVERSIFIED BOND FUNDS     CONSERVATIVE EQUITY FUNDS      INTERNATIONAL FUNDS
MUNICIPAL BOND FUNDS       SPECIALTY FUNDS

                                                        International Growth
                                                        International Discovery


We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.

                                                    American Century Investments


                               REPORT HIGHLIGHTS

PERIOD OVERVIEW

o As a group, international equity markets posted modest returns, underperforming the U.S. stock market for the six-month period. The total return for the Morgan Stanley Europe, Australia, Far East Index (EAFE(R)) was 4.04%, compared to 13.17% for the S&P 500.

o Strong performance by European and Latin American markets was offset by flat returns in Japan and sharp declines in Far Eastern markets such as Thailand and the Philippines. European equities benefited from falling interest rates and low inflation, while Latin American shares rebounded from previous under-performance, and were bolstered by strong growth prospects and improving economic conditions.

o Japanese market performance was hampered by the country's sluggish economy. Declining Japanese foreign investment, combined with a weaker Japanese yen, adversely affected other Far Eastern markets.

INTERNATIONAL GROWTH

o The investment team's methodology worked well. The fund provided strong performance for the period, returning 16.58%. The team sought out and found strong growth stocks that generated excellent returns.

o Execution of the fund's "bottom up" approach led to investments in the shares of relatively more European companies and fewer firms in Japan and the Far East.

o Holdings in financial services, technology, automotive and pharmaceuticals performed well.

o The investment team is confident that the rewards of international equity investing can continue due to several compelling factors. These include the opening of new investment markets in Eastern Europe and Africa, as well as Europe's and Japan's belated efforts to address pension deficits, which should create additional investment demand.

INTERNATIONAL DISCOVERY

o The fund  performed  well,  with a total  return  for the  period  of  15.14%.
International Discovery has outperformed EAFE(R) over the three-year period since the fund's inception.

o The fund's largest regional weighting was in Europe because of the strong earnings growth available there. Conversely, the fund was relatively underweighted in Japan and the Far East because growth was more difficult to find.

o The investment team is watching Europe carefully. Uncertainty over European Monetary Union could affect the fund's holdings in the short-term.

o In the longer-term the team is confident that its diversified portfolio of fast-growing successful companies has strong potential to continue to perform well, regardless of political uncertainties.



                              INTERNATIONAL GROWTH
                               INVESTOR CLASS(1)

                          TOTAL RETURNS: AS OF 5/31/97
                               6 Months 16.58%(2)
                                1 Year 23.36%(2)

                            NET ASSETS: $1.7 billion
                                 (AS OF 5/31/97)

                             INCEPTION DATE: 5/9/91

                              TICKER SYMBOL: TWIEX



                            INTERNATIONAL DISCOVERY
                               INVESTOR CLASS(1)

                          TOTAL RETURNS: AS OF 5/31/97
                               6 Months 15.14%(2)
                                1 Year 23.42%(2)

                           NET ASSETS: $583.5 million
                                 (AS of 5/31/97)

                             INCEPTION DATE: 4/1/94

                              TICKER SYMBOL: TWEGX


                        (1) See Share Classes, page 35.
                              (2) Not annualized.


Semiannual Report                                            Report Highlights 1


                               OUR MESSAGE TO YOU

[photo of James E. Stowers, Jr. and James E. Stowers III]

     The six-month period ended May 31, 1997, was very rewarding for investors in American Century's international equity funds. The investment team's "bottom up" approach, which focuses on choosing successful individual companies, worked well. Both funds significantly outperformed their benchmark index, the Morgan Stanley Europe, Australia, Far East Index (EAFE(R)), as well as most of their peer group.

     Based on their 1997 year-to-date returns as of May 31, Morningstar ranked International Growth in the top 2% of 398 funds in its foreign stock funds category and International Discovery in the top 3%. Furthermore, Morningstar gave International Growth a four-star rating and International Discovery five stars for their three-year performance out of 508 foreign stock funds. These Morningstar proprietary ratings reflect historical, risk-adjusted performance for investment periods ended May 31, 1997. The top 10% of the funds in an investment category receive five stars and the next 22.5% receive four stars.*

     American Century's international investment team is well positioned to continue seeking equity opportunities abroad. Portfolio manager Mark Kopinski returned in April after working with another investment company. He replaced Ted Tyson, who left to pursue other interests. Kopinski joins portfolio manager Henrik Strabo and five analysts-a team that Kopinski helped select-to co-manage both funds and help develop new international funds.

     We also strengthened our corporate team. In June, Bill Lyons, American Century's Chief Operating Officer, became President, assuming full responsibility for the company's day-to-day operations. With this change we will be able to spend more time on developing and refining new investment technologies and tools that build on and leverage the proprietary system we pioneered 25 years ago. One of our goals is to ensure that we continue to evolve and innovate-building the investment tools today that will lead us and our investors to success in the next century.

     We appreciate your confidence in American Century and look forward to continuing to serve you.


Sincerely,

/s/James E. Stowers, Jr.                          /s/James E. Stowers III
James E. Stowers, Jr.                             James E. Stowers III
Chairman of the Board and Founder                 Chief Executive Officer


* International Growth has a four-star rating for its five-year performance out of 227 funds. The ratings, which may change monthly, are calculated from the funds' average annual total returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns.


2    Our Message to You                             American Century Investments

                              INTERNATIONAL GROWTH

TOTAL RETURNS AS OF MAY 31, 1997

                                                            AVERAGE ANNUAL RETURNS
                            6 MONTHS      1 YEAR      3 YEARS     5 YEARS     LIFE OF FUND

INVESTOR CLASS
(inception 5/9/91)
   International Growth ... 16.58%        23.36%      11.96%      12.77%      14.71%
   MSCI EAFE(R)Index ......  4.04%         7.54%       7.69%       10.55%      8.09%(1)
   S&P 500 ................ 13.17%        29.48%      25.99%      18.38%      17.09%

ADVISOR CLASS
(inception 10/2/96)
   International Growth ... 16.56% .......................................... 20.86%
   MSCI EAFE(R)Index ......  4.04% ..........................................  7.07%
   S&P 500 ................ 13.17% .......................................... 23.44%

(1) For the period from 5/31/91 (date closest to fund's inception for which data are available) to 5/31/97.


See pages 35-37 for more information about share classes, the comparative indices and returns.


[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND (Investor Class)

                        INTERNATIONAL
                           GROWTH       MSCI EAFE INDEX      S&P 500
     DATE                ACCT VALUE        ACCT VALUE       ACCT VALUE

     May 31, 91            10000            10000             10000
     Jun 30, 91            9596             9265              9604
     Sep 30, 91            10231            10060             10117
     Dec 31, 91            10802            10228             10959
     Mar 31, 92            11418            9014              10683
     Jun 30, 92            12112            9205              10887
     Sep 30, 92            11611            9344              10908
     Dec 31, 92            11325            8983              11793
     Mar 31, 93            12301            10060             12306
     Jun 30, 93            12818            11072             12365
     Sep 30, 93            13654            11806             12683
     Dec 31, 93            16155            11908             12976
     Mar 31, 94            15568            12324             12488
     Jun 30, 94            15778            12954             12542
     Sep 30, 94            16344            12967             13155
     Dec 31, 94            15387            12834             13152
     Mar 31, 95            14879            13073             14429
     Jun 30, 95            15741            13168             15802
     Sep 30, 95            16581            13717             17054
     Dec 31, 95            17216            14273             18077
     Mar 31, 96            17614            14685             19047
     Jun 30, 96            18455            14917             19898
     Sep 30, 96            18500            14899             20509
     Dec 31, 96            19700            15136             22222
     Mar 31, 97            20789            14899             22821
     May 31, 97            22522            15952             25563

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data quoted is for Investor Class only; performance for other classes will vary due to differences in fee structures (see Total Returns table above).

The line representing International Growth's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return lines of the S&P 500 and the MSCI EAFE(R) indices do not.



PORTFOLIO AT A GLANCE
                           5/31/97          11/30/96
Number of Companies          99               101

Portfolio Turnover         71%(1)           158%(2)

Expense Ratio
(for Investor Class)       1.41%(3)          1.65%

(1) Six months ended 5/31/97.
(2) Year ended 11/30/96.
(3) Annualized.


Semiannual Report                                    International Growth      3


INTERNATIONAL GROWTH

MANAGEMENT Q & A

     An interview with Henrik Strabo and Mark Kopinski, portfolio managers on the International Growth investment team.

How did International Growth perform for the six months ended May 31, 1997?

     The fund provided strong performance for its investors, returning 16.58% compared with a 4.04% return for EAFE(R), its benchmark index. For the 12 months ended May 31, 1997, the fund is up 23.36% compared with EAFE(R)'s 7.54% return.

What explains the fund's strong performance?

     Our methodology worked well. We sought out and found strong growth stocks that generated excellent returns. Execution of our "bottom up" approach led to investments in the shares of relatively more European companies and fewer firms in Japan and the Far East. European stocks performed well during the period for several reasons. Europe is in a different stage of the business cycle than the United States, characterized by falling interest rates and investor optimism about continued low rates. This environment benefits stocks as companies enjoy lower borrowing costs. European shares also surged as many corporations followed the U.S.'s lead in restructuring to become more competitive globally. Finally, the growing number of participants in European markets has increased pressure on European companies to improve stock performance.

     Our holdings in Japan, and the Far East were limited by our earnings growth methodology. Japan's economy has grown at an anemic rate since the early 1990s, although it has rebounded a little in recent months. We primarily found growing companies in the technology sector, which is benefiting from growth outside of Japan. In the Far East, the once-booming economies of Thailand, the Philippines and Singapore have tumbled as the value of the Japanese yen declined, which reduced their relative competitiveness.


[bar graph - data below]

INTERNATIONAL GROWTH'S ONE-YEAR RETURNS(1)
(Periods ended May 31)

                          5/92        5/93     5/94      5/95    5/96     5/97

Internnational Growth     23.43%(2)    5.79%   22.93%   -2.89%   17.13%   23.36%
EAFE(R)                   -3.37%(2)   16.40%   13.57%    4.93%   10.67%    7.54%


This chart illustrates the fund's returns over the past six years and compares them with EAFE(R)'s returns. International Growth's total returns include operating expenses, while the index's returns do not. See page 36 for a description of EAFE(R). Past performance is no guarantee of future results.

(1) Investor Class.

(2) Returns from 5/31/91(the date closest to fund's inception for which data was available) to 5/31/92.

4    International Growth                           American Century Investments


INTERNATIONAL GROWTH

What changes did you make to the portfolio during the period?

     We sharply increased holdings in the Netherlands. At the end of the period these holdings stood at 14%, second only to Japan. The Netherlands has a long history as the center of trade for Europe and is home to some of the largest, most profitable businesses in the world. One of the stocks we added during the period illustrates one way in which the Dutch continue to dominate world trade. Internationale Nederland Groep (ING) is a financial services company that is participating in a global boom in its industry. ING has entered southeast Asia, Eastern Europe and Latin America to serve the increasing demand for insurance, banking, brokerage services and mutual funds.

     Another Dutch company we own is Randstad Holdings, which provides employee outsourcing and placement services. European labor law has historically favored unionized labor and offered employers little flexibility in managing their workforces. With the trend toward corporate restructuring, that is starting to change. Randstad has gained significant market share in Belgium, the Netherlands and Luxembourg by providing temporary workers at a time when demand for these workers is skyrocketing.

Which stocks or sectors added most to the fund's returns?

     Holdings in financial services, technology, automotive and pharmaceutical sectors all performed well during the period. Three holdings, discussed in our last shareholder report, Telebras, Volkswagen and HSBC Holdings, continued to lead the list of top performing stocks. Rohm Co. Ltd. was among our top-performing Japanese stocks. The company supplies electronic parts to digital cellular phone manufacturers and makes specialized semiconductors used in computers. Its stock performed well because of the increasing global demand for digital cellular phone service. Demand for these phones has been so strong that we added two phone manufacturers to the portfolio during the period: Nokia, which is based in Finland, and Ericsson, which is a Swedish company.

During the period, the fund continued to have the largest percentage of its investments in Japan - 22% as of May 31. How did these holdings perform?

     The fund has enjoyed solid performance from its Japanese holdings by focusing on the stocks of electronics companies with high export rates. These companies are benefiting from three trends: the Japanese yen's weakness relative to the U.S. dollar, which makes Japanese goods less expensive and more competitive in the U.S.; strong markets for their products worldwide; and corporate restructuring that has increased profitability.


TOP TEN HOLDINGS                     % of fund investments

                                    As of            As of
                                    5/31/97          11/30/96
Novartis AG(1)                      3.8%             4.7%
ING Groep N.V.                      2.8%             -
Credit Suisse Group                 2.4%             -
Phillips Electronics N.V.           2.4%             -
Daimler-Benz AG                     2.3%             2.3%
HSBC Holdings plc                   2.2%             2.5%
British Aerospace plc               2.1%             -
Nippon Telegraph & Telephone        2.1%             -
Volkswagen AG                       2.0%             2.5%
Sankyo Co. Ltd.                     1.9%             3.1%

(1) Spinoff from Sandoz on 12/23/96.

See the Schedule of Investments for company nationalities and descriptions.


TOP FIVE INDUSTRIES                 % of fund investments

                                    As of            As of
                                    5/31/97          11/30/96
Electrical &
  Electronic Components             11.3%            4%
Communications Services             7.6%             8%
Pharmaceuticals                     7.2%             5%
Banking                             6.9%             7%
Automobiles & Auto Parts            6.8%             9%

Semiannual Report                                    International Growth      5



Recent parliamentary elections in France have cast doubt on whether European countries will unite under a single currency. How will the future of the European Monetary Union (EMU) affect the fund?

     The outgoing, conservative French government, like Germany, supported the need for reduced government spending to qualify for EMU. The incoming, more liberal French government is less likely to maintain controls on spending. This shift raises questions about whether the monetary union will occur and, if so, under what conditions. In the short term, the fund could be affected by rising interest rates and falling stock prices brought on by uncertainty over EMU. In the long term, we are confident that the European companies in which the fund invests will continue the strong earnings growth pattern we identified before buying their stock. Their growth is driven by factors outside the currency debate. If European companies are to succeed, they must become competitive globally. That means they should restructure to be more efficient. They also must have access to capital markets, which means becoming more profitable, thereby attracting more investors. These trends will continue, regardless of the outcome of the economic monetary union debate.

Mark, can you tell us about your involvement with the fund?

     I helped launch International Growth in 1991 and rejoined the fund's management in April after working at another investment company. I strongly advocate a team management approach and I am happy to see the disciplines I helped put in place continue. Our team members literally travel the globe to visit our existing investments and seek out new ones, always with an eye toward ensuring we have some of the best growth companies in the world in the fund's portfolio.

What do you see as the outlook for international investing?

     People say the world is getting smaller but, for us, the world is getting bigger as equity markets develop in countries that were formerly under the rule of communism or a dictatorship. Other parts of the international community are using the U.S. as a model for dealing with financial issues. As a result, we have never had a world that looks as promising as it does today in terms of investment opportunities. A second trend that should improve the outlook for international investors is the belated effort by Western Europe and Japan to meet pension deficits. Demographics are forcing these mature economies to move to more flexible types of retirement plans that are funded jointly by employers and employees. This will result in a massive build-up of capital seeking investment opportunities. By investing in the stocks of the companies we consider to have the strongest growth internationally, the fund is well-positioned to benefit from this trend.

[bar chart - data below]

INTERNATIONAL GROWTH'S INVESTMENTS BY COUNTRY

                  5/31/97           11/30/97
Japan             22%               20%
Netherlands       14%               4%
U.K.              11%               13%
Germany           11%               9%
Switzerland       10%               9%
Canada            7%                13%
France            5%                5%
Hong Kong         4%                4%
Other             17%               23%

*No other country represented more than 4% of the fund as of 5/31/97.



6    International Growth                           American Century Investments


                            SCHEDULE OF INVESTMENTS
                              INTERNATIONAL GROWTH


MAY 31, 1997 (UNAUDITED)

Shares                                               Value
------------------------------------------------------------------

COMMON STOCKS
ARGENTINA-0.7%
     206,000      Telecom Argentina Stet -
                  France Telecom S.A. ADR            $10,995,250
                                                     -----------
                  (communications services)

AUSTRALIA-1.6%
     2,374,600    Santos Ltd.                        9,720,124
                  (energy production
                  and marketing)
     1,945,000    Woodside Petroleum Limited         16,404,173
                                                     -----------
                  (energy production
                  and marketing)
                                                     26,124,297
                                                     -----------

AUSTRIA-1.1%
     103,000      VA Technologie AG                  18,203,391
                                                     -----------
                  (business services and supplies)

BERMUDA(1)
     27,500       Central European Media
                   Enterprises Ltd. Cl A(2)          639,375
                                                     -----------
                  (broadcasting and media)

CANADA-7.1%
     409,500      Bank of Nova Scotia                17,023,472
                  (banking)
     1,089,000    Bombardier Inc.                    22,932,142
                  (aerospace and defense)
     675,000      Moore Corporation Ltd.             15,096,395
                  (printing and publishing)
     110,000      Northern Telecom Ltd.(2)           9,229,568
                  (communications equipment)
     876,000      QLT PhotoTherapeutics, Inc.(2)     19,718,985
                  (biotechnology)
     493,400      Rigel Energy Corp.(2)              6,162,350
                   (energy production
                  and marketing)
     268,133      St. Laurent Paperboard Inc.
                   (Acquired 5/16/97
                  through 5/28/97,
                   Cost $4,068,934)(2)(3)            4,322,371
                  (paper and forest products)

Shares                                               Value
------------------------------------------------------------------
700,000           Talisman Energy, Inc.(2)           $22,949,570
                                                     -----------
                  (energy production
                  and marketing)
                                                     117,434,853
                                                     -----------

COLOMBIA-0.1%
     340,000      Banco de Bogota                    2,112,193
                                                     -----------
                  (banking)

FINLAND-2.0%
     246,000      Nokia Corp. Cl A ADR               16,236,000
                  (communications equipment)
     65,000       Raision Tehtaat Oy                 5,303,288
                  (food and beverage)
     135,000      Sampo Insurance Company Ltd.       11,801,272
                                                     -----------
                  (insurance)
                                                     33,340,560
                                                     -----------

FRANCE-4.5%
     275,000      AXA-UAP  16,493,221
                   (insurance)
     146,000      Alcatel Alsthom Compagnie
                  Generale(2)                        15,840,089
                  (communications services)
     109,000      Compagnie Generale
                  des Eaux(2)                        13,434,131
                  (utilities)
     9,000        Pinault-Printemps-Redoute SA       3,780,791
                  (retail - general merchandise)
     266,000      Schneider SA(2)                    12,804,312
                  (electrical
                  and electronic components)
     109,000      Societe Generale                   12,128,561
                                                     -----------
                  (banking)
                                                     74,481,105
                                                     -----------

GERMANY-9.5%
     451,300      BHW Holding AG(2)                  7,890,804
                  (financial services)
     27,000       Bayerische Motoren Werke
                  (BMW) AG                           22,147,757
                  (automobiles and auto parts)
     489,000      Daimler-Benz AG                    37,703,606
                  (automobiles and auto parts)

See Notes to Financial Statements

Semiannual Report                                    Schedule of Investments   7


                            SCHEDULE OF INVESTMENTS
                              INTERNATIONAL GROWTH



MAY 31, 1997 (UNAUDITED)


Shares                                               Value
------------------------------------------------------------------
     143,000      Deutsche Bank AG                   $7,940,252
                  (financial services)
     291,600      Deutsche Pfandbrief-und
                  Hypothekenbank AG                  17,183,113
                  (banking)
     31,300       Henkel KGaA                        1,640,704
                  (chemicals and resins)
     20,000       Mannesmann AG                      8,138,376
                  (industrial machinery
                  and equipment)
     100,000      SGL CARBON Aktiengesellschaft      14,482,556
                  (electrical
                  and electronic components)
     142,000      Siemens AG                         8,020,440
                  (electrical
                  and electronic components)
     50,000       Volkswagen AG                      32,365,875
                                                     -----------

                  (automobiles and auto parts)
                                                     157,513,483
                                                     -----------


HONG KONG-3.5%
     1,220,615    HSBC Holdings plc                  37,019,362
                  (banking)
     6,000,000    Hong Kong
                  Telecommunications Ltd.            13,279,990
                  (communications services)
     2,269,000    New World
                  Infrastructure Ltd.(2)             7,071,865
                                                     -----------

                  (building
                  and home improvements)
                                                     57,371,217
                                                     -----------


ITALY-0.5%
     5,558,000    Credito Italiano                   8,287,791
                                                     -----------
                  (banking)

JAPAN-21.6%
     192,300      Advantest Corp.                    13,107,414
                  (electrical and
                  electronic components)
     709,000      Bridgestone Corp.                  16,047,765
                  (automobiles and auto parts)
     787,000      Canon, Inc.                        19,980,636
                  (consumer products)
     357,600      Circle K Japan Co., Ltd.           19,111,803
                  (retail - food and drug)
     125,000      Fuji Machine Manufacturing Co.     4,260,080
                  (industrial equipment
                  and machinery)

     Shares                                          Value
-------------------------------------------------------------------

     455,000      Hoya Corp.                         $20,714,747
                  (electrical
                  and electronic components)
     115,000      JUSCO Co.                          3,889,582
                  (retail - food and drug)
     87,000       Keyence Corporation                12,578,855
                  (control and measurement)
     252,000      Konami Co., Ltd.                   9,000,387
                  (computer software and services)
     579,000      Mitsubishi Estate Co., Ltd.        7,922,974
                  (real estate)
     323,000      Nintendo Co., Ltd.                 25,296,269
                  (electrical
                  and electronic components)
     44,000       Nippon Broadcasting System         4,051,810
                  (broadcasting and media)
     3,700        Nippon Telegraph & Telephone       35,345,755
                  (communications services)
     270,000      Rohm Co. Ltd.                      28,116,528
                  (electrical
                  and electronic components)
     926,000      Sanden Corp.                       7,642,618
                  (automobiles and auto parts)
     977,000      Sankyo Co., Ltd.                   31,026,550
                  (pharmaceuticals)
     300,000      Sony Corp.                         25,328,112
                   (electrical
                  and electronic components)
     991,000      Sumitomo Realty & Development      7,803,821
                  (real estate)
     6,800        Takefuji Corporation               317,776
                   (financial services)
     1,152,000    Terumo Corporation                 20,324,455
                   (medical equipment
                  and supplies)
     137,000      Toyota Motor Corp.                 3,938,035
                  (automobiles and auto parts)
     635,000      Uni-Charm Corporation              21,422,609
                   (paper and forest products)
     1,139,000    Yamaha Corp.                       21,663,497
                                                     -----------
                   (leisure)
                                                     358,892,078
                                                     -----------

MEXICO-0.5%
     291,000      Grupo Televisa S.A. GDR(2)         8,329,875
                                                     -----------
                  (broadcasting and media)

See Notes to Financial Statements

8    Schedule of Investments                        American Century Investments


                            SCHEDULE OF INVESTMENTS
                              INTERNATIONAL GROWTH


MAY 31, 1997 (UNAUDITED)

Shares                                               Value
------------------------------------------------------------------
NETHERLANDS-14.4%
     109,000      Akzo Nobel                         $14,526,895
                  (chemicals and resins)
     246,153      Assurantieconcern
                  Stad Rotterdam                     11,033,648
                  (insurance)
     510,000      Getronics NV                       17,411,133
                  (computer software
                  and services)
     174,000      Gucci Group N.V.                   12,136,500
                  (retail - apparel)
     46,000       Hunter Douglas N.V.(2)             4,063,901
                  (building
                  and home improvements)
     1,049,559    ING Groep N.V.                     46,444,053
                  (financial services)
     214,200      Koninklijke Ahold NV               16,288,846
                  (retail - food and drug)
     710,000      Phillips Electronics N.V.          39,760,000
                  (electrical
                  and electronic components)
     206,500      Randstad Holdings N.V.             20,772,699
                  (business services
                  and supplies)
     590,900      Stork N.V.                         26,178,724
                  (business services
                  and supplies)
     1,309,000    VNU Tijdschriftengroep
                  Nederland                          29,610,445
                                                     -----------
                  (printing and publishing)
                                                     238,226,844
                                                     -----------

NORWAY-1.2%
     140,000      Kvaerner ASA                       8,020,332
                   (business services
                  and supplies)
     400,000      Smedvig ASA Cl A                   9,772,673
                  (energy services)
     100,000      Smedvig ASA Cl B                   2,429,127
                                                     -----------
                  (energy services)
                                                     20,222,132
                                                     -----------

SPAIN-1.9%
     225,000      Cortefiel, S.A.                    8,320,638

                   (retail - specialty)
     812,000      Telefonica de Espana               23,449,030
                                                     -----------
                  (communications services)
                                                     31,769,668
                                                     -----------


Shares                                               Value
------------------------------------------------------------------
SWEDEN-2.6%
     457,000      Ericsson (L.M.)
                  Telephone Co. ADR                  $16,309,188
                  (communications equipment)
     300,000      Hennes & Mauritz AB Cl B           9,806,835
                  (retail - apparel)
     506,000      Skandia Forsakrings AB             17,881,129
                                                     -----------
                  (insurance)
                                                     43,997,152
                                                     -----------

SWITZERLAND-9.8%
     322,000      Credit Suisse Group(2)             40,506,370
                  (financial services)
     8,000        Julius Baer Holding AG             11,012,031
                   (financial services)
     18,000       Nestle S.A.                        22,420,382
                  (food and beverage)
     46,600       Novartis AG                        63,320,595
                  (pharmaceuticals)
     2,800        Roche Holding AG                   24,928,521
                                                     -----------
                  (pharmaceuticals)
                                                     162,187,899
                                                     -----------

UNITED KINGDOM-11.4%
     2,249,554    BBA Group plc                      12,336,841
                  (diversified)
     1,741,720    British Aerospace plc              35,480,208
                  (aerospace and defense)
     603,700      British-Borneo Petroleum
                  Syndicate plc                      12,570,030
                  (energy production
                  and marketing)
     427,000      Cable & Wireless plc               3,493,332
                  (communications equipment)
     1,294,000    Cairn Energy plc(2)                11,106,121
                  (energy production
                  and marketing)
     1,400,000    Granada Group plc                  19,888,774
                  (diversified)
     1,100,000    Guinness plc                       10,261,630
                  (food and beverage)
     1,098,979    Misys plc                          24,549,199
                  (computer software
                  and services)
     1,390,000    Next Plc                           16,898,081
                  (retail - apparel)


See Notes to Financial Statements


Semiannual Report                                    Schedule of Investments   9



                            SCHEDULE OF INVESTMENTS
                              INTERNATIONAL GROWTH


MAY 31, 1997 (UNAUDITED)

Shares/Principal Amount                              Value
------------------------------------------------------------------
     989,000      Royal Bank of Scotland
                  Group plc                          $9,728,793
                  (banking)
     1,241,904    Siebe plc                          19,536,395
                  (diversified)
     1,202,596    Stagecoach Holdings plc            13,190,380
                  (transportation)                   -------------

                                                     189,039,784
                                                     -------------

TOTAL COMMON STOCKS-94.0%                            1,559,168,947
                                                     -------------
  (Cost $1,306,305,049)


PREFERRED STOCKS
BRAZIL-1.7%
     203,000      Telecomunicacoes
                  Brasileiras S.A. ADR               27,887,125
                                                     -----------
                  (communications services)

GERMANY-1.2%
     281,700      Henkel KGaA                        15,922,533
                  (chemicals and resins)
     21,000       SAP AG                             3,829,375
                                                     -----------
                  (computer software
                  and services)
                                                     19,751,908
                                                     -----------

TOTAL PREFERRED STOCKS-2.9%                          47,639,033
                                                     -----------
  (Cost $23,473,402)


TEMPORARY CASH INVESTMENTS

$45,982,000 par value FHLMC Discount                 45,904,725
      Note, 5.43%, 6/12/97(4)

Repurchase Agreement, Morgan
         (J.P.) & Co. Inc.,
       5.50%, due 6/2/97,
       collateralized by $5,040,000
       par value U.S. Treasury Notes,
      11.125%, due 8/15/03
       (Delivery value $6,202,842)                   6,200,000
                                                     -----------


Principal Amount                            Value
------------------------------------------------------------------
TOTAL TEMPORARY
CASH INVESTMENTS-3.1%                                $52,104,725
                                                     -----------

  (Cost $52,104,725)

TOTAL INVESTMENT SECURITIES-100.0%                   $1,658,912,705
                                                     ==============


  (Cost $1,381,883,176)


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Contracts             Settlement                         Unrealized
     to Sell               Dates            Value             (Loss)
----------------------     ------------     ------------      ------------
     56,760,375   CHF      6/30/97          $ 40,312,480      $(1,441,356)
     69,753,911   DEM      6/30/97          40,976,996           (248,800)
     132,819,000  FRF      6/30/97          23,094,097           (84,779)
     18,585,475   GBP      6/30/97          30,453,416           (304,960)
     100,832,210  NLG      6/30/97          52,648,123           (245,613)
                                            ------------      ------------
                                            $187,485,112      $(2,325,508)
                                            ============      ============
(Value on Settlement Date $185,159,604)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CHF = Swiss Franc
DEM = German Mark
FHLMC = Federal Home Loan Mortgage Corporation
FRF = French Franc
GBP = British Pound
GDR = Global Depositary Receipt
JPY = Japanese Yen
NLG = Netherlands Guilder
(1)  Country was less than 0.05% of the Fund's total investment securities.
(2)  Non-income producing.
(3) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold
to  qualified  institutional   investors.  The  aggregate  value  of  restricted
securities at May 31, 1997, was $4,322,371, which represented 0.3% of net assets.
(4) The rates for U.S. Government Agency discount notes are the yield to maturity at May 31, 1997.

See Notes to Financial Statements

10   Schedule of Investments                        American Century Investments



                            INTERNATIONAL DISCOVERY


TOTAL RETURNS AS OF MAY 31, 1997
                                                        AVERAGE ANNUAL RETURNS
                             6 MONTHS      1 YEAR     3 YEARS    LIFE OF FUND(1)


International Discovery ..... 15.14%        23.42%     17.04%     19.63%
Lipper International
Small Company Funds .........  6.81%        10.11%      7.80%      7.90%(2)
MSCI EAFE(R)Index ...........  4.04%         7.54%      7.69%      8.49%
S&P 500 ..................... 13.17%        29.48%     25.99%     26.12%


(1) The fund's inception was 4/1/94.
(2) For the period from 4/7/94 (the date nearest the fund's inception for which data are available) to 5/31/97.

See pages 36 and 37 for more information about the comparative indices and returns.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND


                         INTERNATIONAL     LIPPER INT'L
                         DISCOVERY         SMALL CO          EAFE(R)
DATE                     ACCT VALUE        ACCT VALUE        ACCT VALUE

Apr 30, 94                 10000            10000             10000
Jun 30, 94                 10000            9806              10083
Sep 30, 94                 10613            10008             10093
Dec 31, 94                 10000            9408              9990
Mar 31, 95                 9387             8995              10176
Jun 30, 95                 10242            9454              10250
Sep 30, 95                 10967            10086             10677
Dec 31, 95                 10989            10059             11110
Mar 31, 96                 12017            10798             11431
Jun 30, 96                 13456            11516             11611
Sep 30, 96                 13531            11328             11597
Dec 31, 96                 14416            11737             11781
Mar 31, 97                 15532            12049             11597
May 31, 97                 16355            12547             12417


Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing International Discovery's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return lines of the indices do not.

PORTFOLIO AT A GLANCE

                           5/31/97          11/30/96
Number of Companies        160              183
Portfolio Turnover         65%(1)           130%(2)
Expense Ratio              1.75%(3)         1.88%

(1) Six months ended 5/31/97.
(2) Year ended 11/30/96.
(3) Annualized.

Semiannual Report                                   International Discovery   11


                            INTERNATIONAL DISCOVERY


MANAGEMENT Q & A

     An interview with Henrik Strabo and Mark Kopinski, portfolio managers on the International Discovery investment team.

How did International Discovery perform for the six months ended May 31, 1997?

     The fund performed very well. Its total return was 15.14% while the total return of EAFE(R), its benchmark, was just 4.04%. In fact, International Discovery has outperformed EAFE(R) over the three-year period since the fund's inception.

     Furthermore, the fund significantly outperformed its peers. Morningstar ranked International Discovery in the top 3% of 398 funds in its foreign stock funds category, based on the fund's 1997 year-to-date returns as of May 31.

What factors contributed to the fund's strong performance?

     First and foremost, our investment approach worked. We sought and found successful companies that are able to grow their businesses due to great products, strong competitive positions and experienced management.

     Secondly, the performance gap for the reporting period can be explained in part by the fund's larger relative position in Europe than the index's, and its smaller relative positions in Japan and Far Eastern countries. As of May 31, 59% of the fund's investments were invested in Europe and the fund's top five investments by country were all European, as the chart on page 14 shows. European stocks rallied during the period because of favorable economic conditions - falling interest rates, low inflation and optimism about European Monetary Union (EMU) in 1999.

     European equity performance also reflected the fact that a growing investing population in Europe has put increased pressure on European companies to improve their financial performance. This may fundamentally change how companies are run and shareholders are treated. Companies are chopping away at fat, they're starting to buy back shares, and they're beginning to distribute stock options to executives to tie their fate to that of shareholders.

The Netherlands has appeared at or near the top of the fund's country weightings for the past year. Why?

     The Netherlands has a long history as the center of trade for Europe and is home to some of the fastest-growing, most profitable businesses in the world. A good example is Kempen & Co, a Dutch financial services firm. As of May 31 it was the fund's fifth-largest holding and one of the portfolio's best performing stocks for the six-month period. Kempen's growth and performance reflect the increasing investment sophistication and participation of European citizens.

Why was the fund underweighted in Japanese stocks?

The relative absence of corporate earnings growth, except in export and technology-driven industries, caused us to focus on faster-growing companies elsewhere in the world. Even


[bar graph - data below]

INTERNATIONAL DISCOVERY'S ONE-YEAR RETURNS
(Periods ended May 31)

                 INTL DIS    EAFE

     1994        9.80%(1)    3.64%(1)
     1995       -2.37%       4.93%
     1996          33%      10.67%
     1997       23.42%       7.54%



This chart illustrates the fund's returns over the past four years and compares them with EAFE(R)'s returns. International Discovery's total returns include operating expenses, while the index's returns do not. See page 36 for a description of EAFE(R). Past performance is no guarantee of future results.

(1) Return from 4/1/94 inception date to 5/31/94.



12 International Discovery                          American Century Investments


though Japan's stock market is the second-largest in the world (behind only the U.S.) and makes up about 45% of the non-American global equity market, Japanese holdings accounted for only 6% of the fund's portfolio as of May 31.

Why were you underweighted in Far Eastern countries?

     Again, it was the absence of corporate earnings growth and the fact that we found more promising opportunities in Europe and elsewhere. The fund's relatively low exposure to countries such as Thailand, the Philippines and Singapore paid off when these markets were among the worst performers during the period. This is ironic because not too long ago these countries were investment darlings, often referred to as "Tiger" countries. They benefited from the earlier strength of the Japanese yen, when Japan was investing heavily overseas and Far Eastern goods and services appeared relatively inexpensive. As the yen has declined, so too has the relative competitiveness of these Tiger countries.

     During the past two decades, these countries were also attractive for industrial nations because they could provide inexpensive labor. However, the collapse of communism created other sources of low-cost labor, such as eastern Europe.

Three of the fund's top performing securities were Hong Kong "red chips." What are red chips?

     Red chips are securities of companies (listed and traded in Hong Kong) created by the Chinese government to raise capital for financially-strapped provincial governments with marketable assets. These assets can include such things as roads, hotels and factories. The three examples that have performed well for the fund are Beijing Enterprises, Guangnan Holdings, and Guangzhou Investment Company.

What factor could pose the biggest threat to the fund's performance during the rest of 1997?

     The fund's short-term performance could be affected most by rising interest rates and falling stock prices in Europe caused by uncertainty over EMU. Europe is supposed to be united economically under a single currency, the euro, on January 1, 1999, but that timetable may be threatened by recent political developments.

     After the recent French parliamentary elections, which concluded just after the close of the fund's May 31 reporting period, France and Germany - Europe's two largest economies - appeared headed in opposite directions on EMU. French voters, fed up with high unemployment caused in part by strict EMU-required spending restrictions, elected a new government that supports increased


TOP TEN HOLDINGS                    % of fund investments
                                    As of            As of
                                    5/31/97          11/30/96
Marschollek, Lautenschlaeger
 und Partner AG                     3.3%             2.4%
Internatio-Muller NV                2.3%             2.2%
Porsche AG                          1.9%             1.6%
Esselte AB CI B                     1.8%             2.2%
Kempen & Company NV                 1.7%             1.1%
Royal Group Technologies Ltd.       1.7%             -
Newcourt Credit Group Inc.          1.6%             1.9%
Rieter Holdings Ltd.                1.6%             -
Getinge Industrier AB               1.6%             2.1%
Georg Fischer AG                    1.5%             -


See the Schedule of Investments for company nationalities and descriptions.


TOP FIVE INDUSTRIES                 % of fund investments
                                    As of            As of
                                    5/31/97          11/30/96
Computer Software & Services        8.4%             7%
Financial Services                  7.7%             10%
Electrical
  & Electronic Components           5.4%             1%
Business Services & Supplies        5.4%             6%
Banking                             5.3%             5%


Semiannual Report                                   International Discovery   13


                            INTERNATIONAL DISCOVERY

spending and weaker economic restrictions. That conflicts with Germany's position that EMU start on solid economic foundations, requiring the structural reforms and welfare cutbacks that French voters rebelled against.

     This clash of wills could delay EMU, which might shake European stock markets. For the better part of two years, European stock and bond markets rallied as countries cut deficits to meet EMU requirements and investors bet that interest rates throughout Europe would fall, or converge, with German interest rates. Now, with the possibility that deficit-reduction requirements might loosen, there's a concern that interest rates could rise and stock prices might fall. We are preparing for the possibility of short-term market gyrations, but in the longer-term we believe we own the types of companies that will perform well regardless of what happens with EMU.

Given the uncertainties of global investing and the recent strength of the U.S. stock market, why invest overseas? Why not simply invest in a good U.S. equity fund?

     The investment opportunities we see today around the globe are unprecedented. The case for international equity investing may be stronger than ever for investors seeking long-term growth and diversification for the following reasons:

     o New opportunities. The investment world is growing larger. New markets are opening up in Eastern Europe and Africa, for example. In addition, emerging small companies are developing interesting new products.

     o Increasing demand from individual investors. Individual investing is on the rise around the world. We're starting to see buildups of private capital being invested globally.

     o A global shift from saving to investing. Low interest rates, faltering pension programs and increasing awareness of what's required to meet long-term investment goals are causing individual investors to withdraw money from bank products and move it into equities.

     o Increased equity demand to stem a looming pension crisis. The unfunded pension liabilities around the world are huge. By 2010, the ratio of workers to retirees will drop to critical levels in mature economies such as Japan, Great Britain, Germany and France. These countries need to start funding pension plans earlier and investing in them more aggressively.

     We believe a U.S. equity fund is a logical starting point and a good core holding for investors with long-term goals who can tolerate short-term price fluctuations. However, investors who already have core holdings and are seeking diversification and strong growth potential should find that international equity funds offer the opportunity to benefit from a variety of exciting global growth trends. (Please note that international investing involves special risks, including political instablility and currency fluctuations.)

[bar chart - data below]

INTERNATIONAL DISCOVERY'S INVESTMENTS BY COUNTRY

                  5/31/97           11/30/96
Netherlands       16%               13%
U.K.              12%               14%
Germany           9%                7%
Switzerland       8%                1%
Sweden            7%                8%
Japan             6%                7%
Canada            5%                3%
Finland           5%                5%
Other*            34%               42%

*No other country represented more than 5% of the fund as of 5/31/97.


14   International Discovery                        American Century Investments


                            SCHEDULE OF INVESTMENTS
                            INTERNATIONAL DISCOVERY



MAY 31, 1997 (UNAUDITED)


Shares                                               Value
------------------------------------------------------------------
COMMON STOCKS
AUSTRALIA-0.8%
     1,500,000    Reinsurance Australia
                  Corporation Ltd.                   $4,736,291
                                                     -------------
                  (insurance)

BRAZIL-0.9%
     21,170,000   Companhia de Eletricidade
                  do Estado da Bahia(1)              1,779,823
                  (utilities)
     14,700,000   Companhia de Saneamento
                  Basico do Estado
                  de Sao Paulo(1)                    3,502,321
                                                     -------------
                  (utilities)
                                                     5,282,144
                                                     -------------

CANADA-5.0%
     250,000      ATS Automation Tooling
                  Systems, Inc.                      4,374,977
                  (industrial machinery
                  and equipment)
     160,000      Leitch Technology Corp.            3,793,341
                  (electrical
                  and electronic components)
     400,000      Newcourt Credit Group, Inc.
                  (Acquired 12/4/95
                  through 4/10/97,
                  Cost $3,480,944)(2)                9,352,649
                   (financial services)
     400,000      Royal Group
                  Technologies Ltd.(1)               9,788,331
                  (building
                  and home improvements)
     147,600      YBM Magnex
                  International Inc.(1)              1,484,414
                                                     -------------
                   (steel)
                                                     28,793,712
                                                     -------------

DENMARK-2.4%
     100,000      Bang & Olufsen Holding A/S         5,983,695
                  (consumer products)
     20,000       Christian Hansen
                  Holding A/S Cl B                   2,399,631
                  (pharmaceuticals)
     21,000       Falck A/S                          5,754,891
                                                     -------------
                  (aerospace and defense)
                                                     14,138,217
                                                     -------------

Shares                                               Value
------------------------------------------------------------------

EGYPT-0.7%
     70,000       A-Ahram Beverages
                  Co. GDR(1)                         $1,202,250

                  (food and beverage)
     38,690       Eastern Tobacco                    885,732
                  (tobacco)
     30,000       Egypt International
                  Pharmaceuticals(1)                 1,778,932
                  (pharmaceuticals)
     4,755        Torah Portland Cement Co.          120,640
                                                     -------------
                  (construction and
                   property development)
                                                     3,987,554
                                                     -------------

FINLAND-4.5%
     320,000      Hansabank Ltd.                     3,045,991
                  (banking)
     127,300      Huhtamaki Group                    5,588,811
                  (food and beverage)
     95,000       Instrumentarium
                  Group Cl A                         3,986,208
                  (medical equipment
                  and supplies)
     45,000       OY Hartwall AB                     2,098,004
                  (food and beverage)
     170,000      Pohjola Insurance
                  Group Cl B                         4,953,620
                  (insurance)
     80,000       TT Tieto OY                        6,744,694
                                                     -------------
                  (computer software
                  and services)
                                                     26,417,328
                                                     -------------

FRANCE-3.2%
     10,000       Altran Technologies SA             3,211,415
                  (business services
                  and supplies)
     9,985        FDM Pharma(1)                      396,925
                  (pharmaceuticals)
     155,000      Companie Generale
                   de Geophysique, SA(1)             2,538,125
                  (energy services)
     60,000       Havas Advertising SA               6,374,225
                  (broadcasting and media)
     105,000      Vallourec SA                       6,014,894
                                                     -------------
                  (steel)
                                                     18,535,584
                                                     -------------


See Notes to Financial Statements

Semiannual Report                                   Schedule of Investments   15


                            SCHEDULE OF INVESTMENTS
                            INTERNATIONAL DISCOVERY



MAY 31, 1997 (UNAUDITED)


Shares                                               Value
------------------------------------------------------------------
GERMANY-5.4%
     16,000       Barmag AG(1)                       $2,790,970
                  (machinery and equipment)
     100,000      Boewe Systec AG                    3,623,571
                  (machinery and equipment)
     105,000      Kiekert AG(1)                      4,549,692
                  (automobiles
                  and auto parts)
     270,000      Pfeiffer Vacuum
                   Technology AG ADR(1)              6,108,750
                   (industrial equipment
                  and machinery)
     9,250        Porsche AG                         11,172,677
                   (automobiles
                  and auto parts)
     23,000       Rhoen Klinikum AG                  2,818,528
                                                     -------------
                  (healthcare)
                                                     31,064,188
                                                     -------------

HONG KONG-2.9%
     400,000      Beijing Enterprises
                  Holdings Ltd.(1)                   2,333,355
                  (diversified)
     1,900,000    Guangnan Holdings                  3,052,849
                  (food and beverage)
     9,000,000    Guangzhou Investments
                  Company Ltd.                       4,471,833
                   (diversified)
     1,600,000    Peregrine Investments
                   Holdings Limited                  2,849,584
                   (financial services)
     11,000,000   Top Glory International
                  Holdings Ltd.(1)                   2,328,193
                   (diversified)
     5,400,000    Zhejiang Expressway Co. Ltd.
                  (Acquired 5/12/97
                  through 5/29/97,
                  Cost $1,817,422)(1)(2)             1,951,345
                                                     -------------
                  (construction and
                  property development)
                                                     16,987,159
                                                     -------------

HUNGARY-0.7%
     36,000       Richter Gedeon Rt.                 2,994,582
                  (pharmaceuticals)


Shares                                               Value
------------------------------------------------------------------
     14,000       Richter Gedeon Rt.
                  (Acquired 5/22/97,
                  Cost $1,092,000)(2)                $1,164,560
                                                     -------------
                  (pharmaceuticals)
                                                     4,159,142
                                                     -------------

INDIA-0.6%
     40,000       Gujarat Ambuja Cements Ltd.        298,630
                  (construction and
                  property development)
     2,050        Indian Hotels
                  Company Limited                    34,659
                  (leisure)
     40,000       Larsen & Toubro Ltd.               238,188
                  (business services
                  and supplies)
     100,000      Mahindra & Mahindra Ltd.           974,280
                  (automobiles
                  and auto parts)
     130,000      NIIT Limited                       1,315,201
                  (computer software
                  and services)
     170,000      Oriental Bank
                  of Commerce(1)                     357,632
                                                     -------------
                  (banking)
                                                     3,218,590
                                                     -------------

INDONESIA-0.3%
     1,023,000    PT Bank Bira                       1,565,924
                                                     -------------
                  (banking)

IRELAND-0.4%
     103,000      Ryanair Holdings plc ADR(1)        2,562,125
                                                     -------------
                  (airlines)

ISRAEL-2.9%
     240,000      Bio-Technology
                  General Corporation(1)             3,450,000
                  (pharmaceuticals)
     210,000      Orckit Communications Ltd.(1)      2,808,750
                  (communications equipment)
     500,000      Oshap Technologies, Ltd.(1)        3,656,250
                  (computer software
                  and services)
     230,500      Technomatix Technologies
                  Ltd. ADR(1)                        7,116,688
                                                     -------------
                  (computer software
                  and services)
                                                     17,031,688
                                                     -------------


See Notes to Financial Statements

16   Schedule of Investments                        American Century Investments


                            SCHEDULE OF INVESTMENTS
                            INTERNATIONAL DISCOVERY



MAY 31, 1997 (UNAUDITED)


Shares                                               Value
------------------------------------------------------------------
ITALY-0.8%
     200,000      Safilo S.p.A.(1)                   $4,378,763
                                                     -------------
                  (medical equipment
                  and supplies)

JAPAN-5.9%
     245,000      Canon Copyer Sales Co.             2,551,315
                  (office equipment
                  and supplies)
     85,000       DeoDeo Corporation                 1,792,246
                  (retail - specialty)
     49,000       Fast Retailing Co. Ltd.            1,589,827
                  (retail - apparel)
     44,000       Fujimi Incorporated                2,597,702
                  (electrical
                  and electronic components)
     105,000      Kansai Kosaido Co. Ltd.            1,328,370
                  (printing and publishing)
     165,000      Kanto Biomedical Laboratory        2,272,043
                  (healthcare)
     145,000      Laox                               2,171,350
                  (retail - specialty)
     75,000       Matsumotokiyoshi                   2,975,601
                  (retail - food and drug)
     145,000      Meitec                             3,831,060
                  (computer software
                  and services)
     70,000       Ministop Co., Ltd.                 2,229,012
                  (retail - food and drug)
     100,000      Misumi Corporation                 2,323,680
                  (machinery and equipment)
     43,000       Nichii Gakkan Company              2,294,419
                  Nippon Kanzai                      783,855
                  (business services)
     120,000      Nippon System Development          2,220,405
                  (computer software
                  and services)
     30,000       Noritsu Koki Co. Limited           1,381,299
                  (electrical
                  and electronic components)
     10,000       Otsuka Kagu Limited                834,803
                  (retail - specialty)
     55,000       Royal Co. Ltd.                     1,079,220
                                                     -------------
                  (restaurants)
                                                     34,256,207
                                                     -------------


Shares                                               Value
------------------------------------------------------------------
LUXEMBOURG-0.4%
     37,300       Vilniaus Bankas AB GDR
                  (Acquired 12/10/96
                  through 5/1/97,
                   Cost $1,603,125)(2)               $2,144,750
                                                     -------------
                  (banking)

MALAYSIA-0.6%
     400,000      MBF Capital Bhd                    851,572
                  (financial services)
     500,000      MBM Resources Berhad               1,163,947
                  (automobiles and auto parts)
     277,000      Reliance Pacific Berhad            434,294
                  (leisure)
     750,000      United Merchant Group(1)           1,193,792
                                                     -------------
                  (financial services)
                                                     3,643,605
                                                     -------------

MEXICO-1.2%
     500,000      ARA, S.A. de C.V.(1)               1,636,341
                  (construction and
                  property development)
     520,000      Corporacion Interamericana
                  de Entretenimiento S.A.(1)         2,102,603
                  (leisure)
     170,000      Grupo Elektra, S.A.
                  de C.V. GDR                        3,230,000
                                                     -------------
                  (retail - general merchandise)
                                                     6,968,944
                                                     -------------

NETHERLANDS-15.7%
     55,000       Aalberts Industries N.V.           1,447,670
                  (diversified)
     120,000      Apothekers Cooperatie OPG          3,658,918
                  (pharmaceuticals)
     55,000       Cap Gemini N.V.                    1,935,005
                  (computer software
                  and services)
     119,635      Draka Holding N.V.                 5,050,784
                  (electrical
                  and electronic components)
     134,193      Fugro N.V.                         3,154,438
                  (business services
                  and supplies)
     43,000       Goudsmit NV                        5,871,990
                  (business services
                  and supplies)



See Notes to Financial Statements

Semiannual Report                                   Schedule of Investments   17

                            SCHEDULE OF INVESTMENTS
                            INTERNATIONAL DISCOVERY



MAY 31, 1997 (UNAUDITED)


Shares                                               Value
------------------------------------------------------------------
     410,000      Internatio-Muller NV               $13,206,505
                  (transportation)
     101,000      IHC Calland N.V.(1)                5,464,297
                  (energy services)
     322,800      Kempen & Company NV                9,859,314
                  (financial services)
     40,000       Koninklijke Arend Groep NV         2,533,097
                  (furniture and furnishings)
     150,000      Koninklijke Boskalis
                  Westminster N.V.                   3,158,553
                  (construction and
                  property development)
     175,151      Koninklijke Pakhoed NV             5,933,918
                  (transportation)
     160,000      Koninklijke Van Ommeren N.V.       6,496,404
                  (transportation)
     46,406       Nagron Nationaal
                  Grondbezit N.V.                    4,970,516
                  (construction and
                  property development)
     82,800       Ordina Beheer N.V.(1)              6,223,163
                  (computer software
                  and services)
     145,000      QIAGEN N.V.(1)                     5,618,750
                  (biotechnology)
     30,000       Samas Groep N.V.                   1,141,457
                  (office equipment
                  and supplies)
     75,000       Schuttersveld Holding NV           3,420,463
                  (diversified)
     20,088       Simac Techniek N.V.                1,638,576
                                                     -------------

                  (computer software
                  and services)
                                                     90,783,818
                                                     -------------


NORWAY-3.1%
     250,000      Aker Maritime ASA                  4,194,808
                  (energy services)
     60,000       Blom ASA                           2,169,365
                  (energy services)
     160,000      Nordlandsbanken                    3,841,671
                  (banking)
     330,000      Tandberg Television ASA(1)         3,011,837
                  (communications equipment)
     200,000      Tomra Systems ASA                  4,577,430
                                                     -------------

                  (environmental services)
                                                     17,795,111
                                                     -------------


Shares                                               Value
------------------------------------------------------------------
PERU-0.4%
     100,000      Credicorp Limited                  $2,262,500
                                                     -------------
                  (financial services)

PHILIPPINES-0.5%
     2,800,000    International Container
                  Terminal Services, Inc.(1)         1,512,796
                  (transportation)
     7,418,000    Solid Group, Inc.                  1,392,194
                                                     -------------
                  (electrical
                  and electronic components)
                                                     2,904,990
                                                     -------------

POLAND-1.5%
     66,000       Agros Holding S.A.(1)              1,747,214
                  (food and beverage)
     65,800       Computerland Poland S.A.           1,822,939
                  (computer systems)
     270,000      Elektrim Spolka
                  Akcyjna S.A.                       2,377,024
                  (electrical
                  and electronic components)
     55,000       Elektrobudowa SA(1)                931,170
                  (electrical
                  and electronic components)
     48,000       OPTIMUS S.A.                       1,551,438
                                                     -------------
                  (computer systems)
                                                     8,429,785
                                                     -------------

PORTUGAL-0.7%
     325,000      Companhia de Seguros
                  Mundial Confianca, SA(1)           4,305,732
                                                     -------------
                  (insurance)

SINGAPORE-1.9%
     949,000      Datacraft Asia Limited             2,884,960
                  (communications services)
     370,000      Elec & Eltek International
                  Company Ltd.                       2,183,000
                  (electrical
                  and electronic components)
     1,200,000    Parkway Holdings Ltd.              5,955,959
                                                     -------------
                  (real estate)
                                                     11,023,919
                                                     -------------


See Notes to Financial Statements

18   Schedule of Investments                        American Century Investments


                            SCHEDULE OF INVESTMENTS
                            INTERNATIONAL DISCOVERY



MAY 31, 1997 (UNAUDITED)


Shares                                               Value
------------------------------------------------------------------
SWEDEN-6.5%
     350,000      Investment AB Bure                 $4,341,366
                  (diversified)
     430,000      Esselte AB Cl B                    10,167,322
                  (business services
                  and supplies)
     500,000      Getinge Industrier AB              9,076,814
                  (medical equipment
                  and supplies)
     95,000       Hexagon AB                         2,663,609
                  (diversified)
     110,000      Ortivus AB Cl B(1)                 4,235,416
                  (medical equipment
                  and supplies)
     15,200       OXiGENE, Inc.(1)                   505,400
                  (biotechnology)
     75,833       Pricer AB Cl B(1)                  2,772,884
                  (electrical
                  and electronic components)
     70,000       Scandic Hotels AB(1)               1,302,410
                  (leisure)
     150,000      Spectra-Physics AB                 2,577,686
                                                     -------------
                  (medical equipment
                  and supplies)
                                                     37,642,907
                                                     -------------

SWITZERLAND-7.0%
     6,000        Georg Fischer AG                   8,577,495
                  (automobiles and auto parts)
     1,000        Gurit-Heberlein AG                 3,113,942
                  (chemicals and resins)
     28,000       Rieter Holdings Ltd.               9,115,357
                  (machinery and equipment)
     500          SIG Schweizerische
                  Industrie-Gesellschaft
                  Holding AG                         1,503,892
                  (industrial equipment
                  and machinery)
     21,000       Swisslog Holding AG(1)             7,430,998
                  (machinery and equipment)
     240,000      TAG Heuer International
                  SA ADR(1)                          3,420,000
                  (retail - specialty)
     10,000       TEGE S.A.(1)                       1,542,817
                  (food and beverage)
     9,500        Vontobel Holding AG CI B           6,185,421
                                                     -------------
                  (financial services)
                                                     40,889,922
                                                     -------------

Shares                                               Value
------------------------------------------------------------------
UNITED KINGDOM-12.0%
     600,000      Ashtead Group plc                  $3,049,470
                  (industrial machinery
                  and equipment)
     219,500      Azlan Group plc                    2,168,218
                  (computer software
                  and services)
     290,000      Biocompatibles
                  International plc(1)               6,180,915
                  (biotechnology)
     350,000      Blacks Leisure Group PLC           3,095,786
                  (retail - apparel)
     375,033      Bodycote International plc         4,580,756
                  (diversified)
     1,140,000    Capita Group Plc                   4,672,575
                  (business services
                  and supplies)
     600,000      Caspian Group plc(1)               238,547
                  (business services
                  and supplies)
     1,000,000    Celsis International Plc(1)        1,672,290
                  (pharmaceuticals)
     300,000      Cobham PLC                         3,221,617
                  (aerospace and defense)
     2,500,000    Corporate Services
                  Group plc                          7,439,231
                  (business services
                  and supplies)
     100,000      Dr. Solomon's
                  Group Plc ADR(1)                   2,031,250
                  (computer software
                  and services)
     300,000      Go-Ahead Group PLC (The)           2,134,629
                  (transportation)
     370,000      Goode Durrant plc                  2,750,999
                  (automobiles
                  and auto parts)
     255,000      JBA Holdings Plc                   3,971,689
                  (computer software
                  and services)
     225,000      J.D. Weatherspoon plc              4,860,093
                  (food and beverage)
     700,000      London International
                  Group plc                          1,945,267
                  (pharmaceuticals)
     1,075,000    M.A.I.D. plc(1)                    3,286,993
                  (business services
                  and supplies)
     450,000      Parity plc                         4,131,540
                  (business services
                  and supplies)
     417,500      PizzaExpress plc                   4,671,653
                  (restaurants)
     320,000      Sage Group plc (The)               3,428,522
                                                     -------------

                  (computer software
                  and services)
                                                     69,532,040
                                                     -------------


See Notes to Financial Statements

Semiannual Report                                   Schedule of Investments   19

                            SCHEDULE OF INVESTMENTS
                            INTERNATIONAL DISCOVERY



MAY 31, 1997 (UNAUDITED)


Shares                                               Value
------------------------------------------------------------------
UNITED STATES-1.2%
     260,000      Rofin-Sinar Technologies
                  Inc.(1)                            $3,997,500
                  (electrical
                  and electronic components)
     145,000      Zoran Corporation(1)               2,999,688
                                                     -------------
                  (computer software
                  and services)
                                                     6,997,188
                                                     -------------

TOTAL COMMON STOCKS-90.1%                            522,439,827
                                                     -------------
  (Cost $438,167,202)


PREFERRED STOCKS & RIGHTS
BRAZIL-2.1%
     80,000       Bompreco S.A. Supermercados
                  do Nordeste GDR
                  (Acquired 2/12/97
                  through 5/29/97,
                  Cost $1,866,375)(2)                1,816,000
                   (retail - food and drug)
     1,500,000    Cia Riograndense Telecom(1)        2,058,383
                  (communications services)
     80,000,000   Ericsson
                  Telecomunicacoes S.A.              4,483,886
                  (communications equipment)
     66,775       Saraiva Sa-Livreiros Edit          474,068
                  (banking)
     20,000,000   Telecomunicacoes
                  de Minas Gerais                    3,043,438
                  (communications services)
     248,067      Telecomunicacoes
                  de Minas Gerais Rights             2,218
                                                     -------------
                  (communications services)
                                                     11,877,993
                                                     -------------

GERMANY-3.8%
     13,877       Fresenius AG                       3,073,201
                  (medical equipment
                  and supplies)
     80,000       Marschollek,
                  Lautenschlaeger
                  und Partner AG                     19,231,897
                                                     -------------
                  (financial services)
                                                     22,305,098
                                                     -------------


Shares                                               Value
------------------------------------------------------------------
SWITZERLAND-0.6%
     6,000        Liechtenstein
                  Global Trust AG                    $3,473,461
                                                     -------------
                  (financial services)

TOTAL PREFERRED STOCKS & RIGHTS-6.5%                 37,656,552
                                                     -------------
  (Cost $20,364,086)


TEMPORARY CASH INVESTMENTS --3.4%

Repurchase Agreement,
Morgan (J.P.) & Co. Inc.,
  5.50%, due 6/2/97, collateralized
  by $15,849,000 par value
     U.S. Treasury Notes,
  11.125%, due 8/15/03
  (Delivery value $19,508,938)                       19,500,000
                                                     -------------
  (Cost $19,500,000)

TOTAL INVESTMENT SECURITIES-100.0%                   $579,596,379
  (Cost $478,031,288)                                ============


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
     Contracts             Settlement                         Unrealized
     to Sell               Dates            Value             (Loss)
-------------------------------------       ------------      ------------

     14,669,664   CHF      6/30/97          $10,418,721        $(326,540)
     23,725,495   DEM      6/30/97          13,937,563         (67,192)
     28,057,221   FRF      6/30/97          4,878,490          (19,700)
     5,624,101    GBP      6/30/97          9,215,427          (92,283)
     39,674,601   NLG      6/30/97          20,715,536         (92,640)
     55,997,090   SEK      6/30/97          7,242,345          (56,129)
                                            -------------     -------------
                                            $66,408,082       $(654,484)
                                            =============     =============
(Value on Settlement Date $65,753,598)


See Notes to Financial Statements

20   Schedule of Investments                        American Century Investments


                            SCHEDULE OF INVESTMENTS
                            INTERNATIONAL DISCOVERY


Notes to Schedule of Investments

ADR = American Depositary Receipt
CHF = Swiss Franc
DEM = German Mark
FRF = French Franc
GBP = British Pound
GDR = Global Depositary Receipt
JPY = Japanese Yen
NLG = Netherlands Guilder
SEK = Swedish Krona

(1)  Non-income producing.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 1997, was $16,429,304, which represented 2.8% of net assets.

See Notes to Financial Statements

Semiannual Report                                   Schedule of Investments   21


                      STATEMENTS OF ASSETS AND LIABILITIES


                                               INTERNATIONAL      INTERNATIONAL
                                                  GROWTH            DISCOVERY
MAY 31, 1997 (UNAUDITED)

ASSETS

Investment securities,
at value (identified cost
of $1,381,883,176 and
$478,031,288,
respectively) (Note 3) .................      $1,658,912,705      $  579,596,379

Foreign currency holdings,
at value (identified cost of
$608,257 and $2,505,868,
respectively) ..........................             608,060           2,504,114

Cash ...................................           6,474,883             224,014

Receivable for
investments sold .......................          34,691,539          12,812,872

Receivable for
capital shares sold ....................             650,681             114,022

Dividends
and interest receivable ................           5,744,310           1,124,175
                                              --------------      --------------
                                               1,707,082,178         596,375,576
                                              --------------      --------------
LIABILITIES

Disbursements
in excess of
demand deposit cash ....................             957,742             361,552

Payable for forward
foreign currency
exchange contracts .....................           2,325,508             654,484

Payable for
investments purchased ..................          14,637,581          10,892,083
Payable for
capital shares redeemed ................           2,470,977             146,337

Accrued management
fees (Note 2) ..........................           1,916,948             815,915

Distribution fees
payable (Note 2) .......................               1,277                --

Service fees payable
(Note 2) ...............................               1,277                --

Other liabilities ......................               3,367               6,698
                                              --------------      --------------
                                                  22,314,677          12,877,069
                                              --------------      --------------
Net Assets .............................      $1,684,767,501      $  583,498,507
                                              ==============      ==============


NET ASSETS CONSIST OF:

Capital
(par value and
paid-in surplus) .......................      $1,308,209,155      $  469,150,567

Undistributed
net investment income ..................           4,364,239             702,751

Accumulated undistributed
net realized gain from
investment and foreign
currency transactions ..................          99,088,194          12,884,947

Net unrealized appreciation
on investments and
translation of
assets and liabilities
in foreign currencies
(Note 3) ...............................         273,105,913         100,760,242
                                              --------------      --------------
                                              $1,684,767,501      $  583,498,507
                                              ==============      ==============
INVESTOR CLASS

Net assets .............................      $1,678,633,154      $  583,498,507
Shares outstanding .....................         184,381,190          69,857,535
Net asset value per share ..............      $         9.10      $         8.35

ADVISOR CLASS

Net assets .............................      $    6,134,347                 N/A
Shares outstanding .....................             674,644                 N/A
Net asset value per share ..............      $         9.09                 N/A



See Notes to Financial Statements


22   Statements of Assets and Liabilities           American Century Investments


                            STATEMENTS OF OPERATIONS


                                              INTERNATIONAL       INTERNATIONAL
                                                 GROWTH             DISCOVERY

FOR THE SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)

INVESTMENT INCOME

INCOME:
Dividends (net of foreign
taxes withheld
of $1,740,975
and $672,853, respectively) ............      $  12,556,197       $   4,893,320

Interest ...............................          1,976,138             261,836
                                              -------------       -------------
                                                 14,532,335           5,155,156
                                              -------------       -------------

EXPENSES (Note 2):

Management fees ........................         12,216,177           4,781,049

Distribution fees
- Advisor Class ........................              5,801                --

Shareholder services fees
- Advisor Class ........................              5,801                --

Directors' fees and expenses ...........              8,506               2,905

Fees waived by manager .................         (2,105,848)           (599,815)
                                              -------------       -------------
                                                 10,130,437           4,184,139
                                              -------------       -------------

NET INVESTMENT INCOME ..................          4,401,898             971,017
                                              -------------       -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

NET REALIZED GAIN (LOSS) ON:

Investments ............................        113,154,721          17,507,790

Foreign currency transactions ..........        (12,719,484)         (4,294,771)
                                              -------------       -------------
                                                100,435,237          13,213,019
                                              -------------       -------------

CHANGE IN NET UNREALIZED APPRECIATION
(DEPRECIATION) ON:

Investments ............................        142,141,187          66,256,208

Translation of assets
and liabilities in
foreign currencies .....................        (19,130,812)        (13,240,720)
                                              -------------       -------------
                                                123,010,375          53,015,488
                                              -------------       -------------

NET REALIZED AND
UNREALIZED GAIN ON
INVESTMENTS
AND FOREIGN CURRENCY ...................        223,445,612          66,228,507
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ..............      $ 227,847,510       $  67,199,524
                                              =============       =============


See Notes to Financial Statements


Semiannual Report                                   Statements of Operations  23

                                            STATEMENTS OF CHANGES IN NET ASSETS

                                                   INTERNATIONAL                        INTERNATIONAL
                                                      GROWTH                              DISCOVERY

SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)
AND YEAR ENDED NOVEMBER 30, 1996

Increase in Net Assets                        1997                1996              1997               1996

OPERATIONS

Net investment
income (loss) .....................   $     4,401,898    $      (939,679)   $       971,017    $      (728,664)

Net realized gain
on investments
and foreigncurrency
transactions ......................       100,435,237        149,229,474         13,213,019         24,627,872

Change in net unrealized
appreciation (depreciation)
on investments
and translation of assets
and liabilities in
foreign currencies ................       123,010,375         44,073,881         53,015,488         36,489,864
                                      ---------------    ---------------    ---------------    ---------------

Net increase in net
assets resulting
from operations ...................       227,847,510        192,363,676         67,199,524         60,389,072
                                      ---------------    ---------------    ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
     Investor Class ...............            (5,636)        (1,160,402)          (862,734)          (304,720)

In excess of net investment income:
     Investor Class ...............              --                 --                 --             (344,800)

From net realized gains from
investment transactions:
     Investor Class ...............      (140,384,716)              --          (16,063,439)              --

     Advisor Class ................          (405,850)              --                 --                 --
                                      ---------------    ---------------    ---------------    ---------------

Decrease in net assets
from distributions ................      (140,796,202)        (1,160,402)       (16,926,173)          (649,520)
                                      ---------------    ---------------    ---------------    ---------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase (decrease)
in net assets from
capital share transactions ........       251,305,698        (55,234,332)       156,096,765        202,809,697
                                      ---------------    ---------------    ---------------    ---------------

NET INCREASE IN NET ASSETS ........       338,357,006        135,968,942        206,370,116        262,549,249

NET ASSETS

Beginning of period ...............     1,346,410,495      1,210,441,553        377,128,391        114,579,142
                                      ---------------    ---------------    ---------------    ---------------

End of period .....................   $ 1,684,767,501    $ 1,346,410,495    $   583,498,507    $   377,128,391
                                      ===============    ===============    ===============    ===============

Undistributed
net investment income .............   $     4,364,239    $       273,167    $       702,751    $       739,552
                                      ===============    ===============    ===============    ===============


See Notes to Financial Statements

24   Statements of Changes in Net Assets            American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

MAY 31, 1997 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization-American Century World Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Two series of funds are currently issued as American Century - Twentieth Century International Growth (International Growth) and American Century - Twentieth Century International Discovery (International Discovery) (the Funds). The Funds' investment objective is to seek capital growth by investing primarily in equity securities. The Funds are authorized to issue three classes of shares: the Investor Class, the Advisor Class and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Institutional Class for International Growth and the Advisor and Institutional Classes for International Discovery had not commenced as of May 31, 1997. The following significant accounting policies, related to all classes of the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

     Security Valuations- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     Security Transactions- Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     Investment Income-Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

     Foreign Currency Transactions-The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

     Forward Foreign Currency Exchange Contracts-The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Funds' exposure to foreign currency exchange rate fluctuations. When required, the Funds will segregate assets in an amount sufficient to cover their obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

     Repurchase Agreements-The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Funds under each repurchase agreement.

     Income Tax Status-It is the policy of the Funds to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under



Semiannual Report                          Notes to Financial Statements      25


                         NOTES TO FINANCIAL STATEMENTS

MAY 31, (UNAUDITED)

provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

     Distributions to Shareholders-Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial reporting and tax purposes.

     Supplementary Information-Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc. (ACIS), and the Corporation's transfer agent, American Century Services Corporation.

     Use of Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into Management Agreements with ACIM that provides each Fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreements provide that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each Fund's average daily closing net assets during the previous month.

     Effective August 1, 1996, ACIM has voluntarily waived a portion of its annual management fee on the Funds. A new management agreement, with fees as indicated below, is expected to replace the existing agreement. Such agreement is subject to shareholder approval and will be voted on in July, 1997. Results of the vote were not available at the time this report was printed. From December 1, 1996 through May 31, 1997, the management fees absorbed by ACIM for International Growth and International Discovery were $2,105,848 and $599,815, respectively.


                                INVESTOR CLASS

                           Management       Effective
                           Agreement        August 1, 1996         ADVISOR CLASS

The annual management fee for each class of International Growth is as follows:

AVERAGE NET ASSETS

First $1 billion ........... 1.90%             1.50%                     1.25%
Of the next $1 billion ..... 1.25%             1.20%                     0.95%
Over $2 billion ............ 1.00%             1.10%                     0.85%


26   Notes to Financial Statements                  American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

MAY 31, 1997 (UNAUDITED)

                                 INVESTOR CLASS

                           Management       Effective
                           Agreement        August 1, 1996

The annual management fee for the Investor Class of International Discovery is as follows:

AVERAGE NET ASSETS
First $500 million ....... 2.00%            1.75%
Of the next
$500 million ............. 2.00%            1.40%
Over $1 billion .......... 2.00%            1.20%


     The Board of Directors has adopted a shareholder services and distribution plan for the Advisor Class, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Advisor Class Master Distribution and Shareholder Services Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with ACIS and/or ACIM. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Master Distribution and Shareholder Services Plan during the six months ended May 31, 1997, were $11,602 in International Growth.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     The aggregate cost of investment securities purchased (excluding short-term investments), for the period ended May 31, 1997, for International Growth and International Discovery, totaled $1,103,365,987 and $430,103,874, respectively. Proceeds from investment securities sold (excluding short-term investments), for the period ended May 31, 1997, for International Growth and International Discovery, totaled $977,692,924 and $304,856,061, respectively.

     As of May 31, 1997, accumulated net unrealized appreciation for International Growth and International Discovery was $277,026,949 and
$100,846,343, respectively, based on the aggregate cost of investments for federal income tax purposes of $1,381,885,753 and $478,824,981, respectively. Accumulated net unrealized appreciation for International Growth and International Discovery consisted of unrealized appreciation of $289,391,711 and $107,278,995, respectively, and unrealized depreciation of $12,364,762 and $6,432,652, respectively.



Semiannual Report                          Notes to Financial Statements      27


                         NOTES TO FINANCIAL STATEMENTS

MAY 31, 1997 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS

     There are 400,000,000 and 100,000,000 shares of the Investor Class authorized for issuance for International Growth and International Discovery, respectively, and 170,000,000 shares of the Advisor Class authorized for issuance for International Growth. Sale of the Advisor Class for International Discovery had not commenced as of this report date. All shares are $0.01 par value. Transactions in shares of the Funds were as follows:

                                      INTERNATIONAL GROWTH            INTERNATIONAL DISCOVERY
                                     Shares           Amount         Shares              Amount

INVESTOR CLASS

SIX MONTHS ENDED
MAY 31, 1997:

Sold ........................      58,611,504    $ 497,096,995       24,838,625    $ 193,039,930

Issued in reinvestment
of distributions ............      17,809,524      137,887,225        2,369,597       16,757,072

Redeemed ....................     (45,911,881)    (385,655,007)      (6,953,568)     (53,700,237)
                                -------------    -------------    -------------    -------------

Net increase ................      30,509,147    $ 249,329,213       20,254,654    $ 156,096,765
                                =============    =============    =============    =============


Year ended November 30, 1996:

Sold ........................      49,156,430    $ 396,490,732       34,313,861    $ 235,537,402

Issued in reinvestment
of distributions ............         149,517        1,139,329          109,339          639,633

Redeemed ....................     (56,541,549)    (456,529,640)      (4,907,884)     (33,367,338)
                                -------------    -------------    -------------    -------------

Net increase
(decrease) ..................      (7,235,602)   $ (58,899,579)      29,515,316    $ 202,809,697
                                =============    =============    =============    =============


ADVISOR CLASS

SIX MONTHS ENDED MAY 31, 1997:

Sold ........................         384,564       $3,248,954

Issued in reinvestment
of distributions ............          52,435          405,850

Redeemed ....................        (198,330)      (1,678,319)
                                -------------    -------------

Net increase ................         238,669       $1,976,485
                                =============    =============


October 2, 1996(1) through November 30, 1996:

Sold ........................         441,628       $3,713,387

Redeemed ....................          (5,653)         (48,140)
                                -------------    -------------

Net increase ................         435,975       $3,665,247
                                =============    =============

(1) Commencement of sale of the Advisor Class.



28   Notes to Financial Statements                  American Century Investments

                              FINANCIAL HIGHLIGHTS
                              INTERNATIONAL GROWTH


For a Share Outstanding Throughout the Years Ended November 30 (except as noted)


Investor Class

                                           1997(1)      1996          1995        1994       1993    1992

PER-SHARE DATA

Net Asset Value,
Beginning of Period ...................... $8.73        $7.51         $7.47       $7.34      $5.79     $5.33
                                           --------     --------      --------    --------   -------   -------

Income From
Investment Operations
     Net Investment Income (Loss) ........ 0.02(2)      (0.01)(2)     0.01        (0.04)     (0.04)    0.06
     Net Realized and Unrealized Gain
     on Investment Transactions .......... 1.27         1.24          0.40        0.57       1.78      0.41
                                           --------     --------      --------    --------   -------   -------
     Total From Investment Operations .... 1.29         1.23          0.41        0.53       1.74      0.47
                                           --------     --------      --------    --------   -------   -------

Distributions
     From Net Investment Income .......... -            (0.01)        -           -          (0.04)    (0.01)
     In Excess of Net Investment Income .. -            -             -           -          (0.15)    -
     From Net Realized Gains
     on Investment Transactions .......... (0.92)       -             (0.37)      (0.40)     -         -
                                           --------     --------      --------    --------   -------   -------
     Total Distributions ................. (0.92)       (0.01)        (0.37)      (0.40)     (0.19)    (0.01)
                                           --------     --------      --------    --------   -------   -------
Net Asset Value, End of Period ........... $9.10        $8.73         $7.51       $7.47      $7.34     $5.79
                                           ========     ========      ========    ========   =======   =======
     Total Return(3) ..................... 16.58%       16.35%        5.93%       7.28%      31.04%    8.77%

RATIOS/SUPPLEMENTAL DATA
     Ratio of Operating Expenses
     to Average Net Assets ............... 1.41%(4)(5)   1.65%(5)     1.77%       1.84%      1.90%     1.91%
     Ratio of Net Investment Income
     (Loss) to Average Net Assets ........ 0.59%(4)     (0.07%)       0.25%       (0.53%)    (0.34%)   0.95%
     Portfolio Turnover Rate ............. 71%          158%          169%        242%       255%       180%
     Average Commission Paid per
     Investment Security Traded .......... $0.0305      $0.0195       $0.0020     -(6)       -(6)       -(6)
     Net Assets, End
     of Period (in thousands) ............ $1,678,633  $1,342,608   $1,210,442  $1,316,642  $759,238   $215,346

(1)  Six months ended May 31, 1997 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) American Century Investment Management, Inc. has voluntarily waived a portion of its management fee effective August 1, 1996 until the new management agreement is approved, which is expected to be completed this summer. In absence of the management fee waiver, the ratio of operating expenses to average net assets would have been 1.70% (annualized) for the six months ended May 31, 1997 and 1.76% for the year ended November 30, 1996.

(6) Disclosure of average commission paid per investment security traded was not required prior to the year ended November 30, 1995.

See Notes to Financial Statements

Semiannual Report                                   Financial Highlights      29

                              FINANCIAL HIGHLIGHTS
                              INTERNATIONAL GROWTH

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)

                                                          Advisor Class

                                                     1997(1)           1996(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period .............   $8.72             $8.41
                                                     ---------         ---------

Income From Investment Operations
     Net Investment Income (Loss)(3) .............   0.02              (0.01)
     Net Realized and Unrealized Gain
     on Investment Transactions ..................   1.27              0.32
                                                     ---------         ---------

     Total From Investment Operations ............   1.29              0.31
                                                     ---------         ---------

Distributions
     From Net Realized Gains
     on Investment Transactions ..................   (0.92)            -
                                                     ---------         ---------

Net Asset Value, End of Period ...................   $9.09             $8.72
                                                     =========         =========
     Total Return(4) .............................   16.56%            3.69%


RATIOS/SUPPLEMENTAL DATA

     Ratio of Operating Expenses
     to Average Net Assets .......................    1.66%(5)         1.67%(5)

     Ratio of Net Investment Income
     (Loss) to Average Net Assets ................    0.34%(5)       (0.76)%(5)

     Portfolio Turnover Rate .....................      71%             158%

     Average Commission Paid per
     Investment Security Traded ..................   $0.0305           $0.0195

     Net Assets, End
     of Period (in thousands) ....................   $6,134            $3,803

(1)  Six months ended May 31, 1997 (unaudited).

(2)  October 2, 1996  (commencement  of sale of Advisor Class) through  November
     30, 1996.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


See Notes to Financial Statements


30   Financial Highlights                           American Century Investments

                              FINANCIAL HIGHLIGHTS
                            INTERNATIONAL DISCOVERY


For a Share Outstanding Throughout the Years Ended November 30 (except as noted)


                                                     1997(1)         1996          1995         1994(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ..............  $7.60           $5.70         $5.39        $5.00
                                                     ----------      ----------    --------     --------

Income From Investment Operations
     Net Investment Income (Loss) .................  0.02(3)         (0.02)(3)     0.03         (0.02)
     Net Realized and Unrealized
     Gain on Investment Transactions ..............  1.07            1.95          0.28         0.41
                                                     ----------      ----------    --------     --------

     Total From Investment Operations .............  1.09            1.93          0.31         0.39
                                                     ----------      ----------    --------     --------


Distributions
     From Net Investment Income ...................  (0.02)          (0.01)        -            -
     In Excess of Net Investment Income ...........  -               (0.02)        -            -
     From Net Realized Gains on
     nvestment Transactions .......................  (0.32)          -             -            -
                                                     ----------      ----------    --------     --------

     Total Distributions ........................... (0.34)          (0.03)        -            -
                                                     ----------      ----------    --------     --------

Net Asset Value, End of Period ..................... $8.35           $7.60         $5.70        $5.39
                                                     ==========      ==========    ========     ========

     Total Return(4) ............................... 15.14%          34.06%        5.75%        7.80%

RATIOS/SUPPLEMENTAL DATA
     Ratio of Operating Expenses
     to Average Net Assets ......................... 1.75%(5)(6)     1.88%(6)      2.00%        2.00%(5)
     Ratio of Net Investment
     Income (Loss) to Average Net Assets ........... 0.43%(5)        (0.31%)       0.27%        (0.48%)(5)
     Portfolio Turnover Rate ....................... 65%             130%          168%         56%
     Average Commission Paid per
     Investment Security Traded .................... $0.0047         $0.0054       $0.0040      -(7)
     Net Assets, End of Period (in thousands) ...... $583,499        $377,128      $114,579     $111,202


(1)  Six months ended May 31, 1997 (unaudited).

(2)  April 1, 1994 (inception) through November 30, 1994.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) American Century Investment Management, Inc. has voluntarily waived a portion of its management fee effective August 1, 1996 until the new management agreement is approved, which is expected to be completed this summer. In absence of the management fee waiver, the ratio of operating expenses to average net assets would have been 2.00% (annualized) for the six months ended May 31, 1997 and 1.99% for the year ended November 31, 1996.

(7) Disclosure of average commission paid per investment security traded was not required prior to the year ended November 30, 1995.

See Notes to Financial Statements

Semiannual Report                                   Financial Highlights      31

                                     NOTES

32   Notes                                          American Century Investments


                                     NOTES

Semiannual Report                                                    Notes    33


                                     NOTES

34   Notes                                          American Century Investments


                      SHARE CLASSES AND RETIREMENT ACCOUNT
                                  INFORMATION


SHARE CLASSES

     Until September 3, 1996, International Growth and International Discovery issued one class of fund shares, reflecting the fact that most investors bought their shares directly from American Century. All investors paid the same annual unified management fee and did not pay any commissions or other fees to purchase shares from American Century.

     But increasing numbers of investors are purchasing fund shares through financial intermediaries who are ordinarily compensated for the additional services they provide. In September 1996, American Century began to offer three classes of shares for many of its funds, including International Growth and International Discovery. One class is for investors who still buy directly from American Century, one is for investors who buy through financial intermediaries, and the third is for large institutional customers.

     The original class of International Growth and International Discovery shares is called the INVESTOR CLASS. All shares issued and outstanding before September 3, 1996, have been designated as Investor Class shares. Investor Class shares may also be purchased after September 3, 1996. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

     In addition, there is an Advisor Class, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

     There is also an INSTITUTIONAL CLASS, which recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. As of May 31, 1997, International Discovery had not sold any Advisor Class shares, and neither fund had sold any Institutional Class shares. All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


Semiannual Report        Share Classes and Retirement Account Information     35


                             BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY AND POLICIES

     The philosophy behind the Twentieth Century Group's growth funds focuses on three important principles. Chiefly, the funds seek to own successful companies, which we define as those whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit potential for gain. Finally, American Century funds are managed by teams, rather than by one star manager. We believe this enables us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies:

     INTERNATIONAL GROWTH invests primarily in the equity securities of foreign companies that exhibit accelerating growth. These companies will be located primarily in developed countries. The fund will typically have significant share price fluctuations.

     INTERNATIONAL DISCOVERY invests primarily in the equity securities of smaller foreign companies that exhibit accelerating growth. Up to one-half of these companies can be based in emerging market countries, with the rest of the portfolio invested in smaller companies in developed economies. The fund holds the potential for greater share price fluctuation and short-term risk than International Growth.

HOW CURRENCY RETURNS AFFECT FUND PERFORMANCE

     For U.S. investors, the total return from international stocks includes the effects of currency fluctuations - the movement of international currency values in relation to the value of the U.S. dollar. Currency exchange rates come into play when international stock income, gains and losses are converted into U.S. dollars.

     Changing currency values may have a significant impact on the total returns of international stock funds. The value of the foreign investments held by international stock funds may be reduced or increased by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated. This tended to be the case in 1996 and the first quarter of 1997, when the dollar increased in value against most major foreign currencies. (The weakened foreign currencies bought fewer dollars.) Conversely, the dollar value of a foreign security tends to increase when the value of the dollar falls against the foreign currency. (The stronger foreign currency buys more dollars.) In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions, exchange control regulations, currency devaluations and political developments.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is an index created by Standard & Poor's Corporation that is considered to represent the performance of the U.S. stock market generally.

     The MORGAN STANLEY EUROPE, AUSTRALIA, FAR EAST INDEX (EAFE(R)) is a widely followed group of stocks from 20 different countries.

     LIPPER INTERNATIONAL SMALL COMPANY FUNDS measures the average performance of International Discovery's peer group, as defined and compiled by Lipper Analytical Services, Inc. Lipper is an independent mutual fund ranking service.



FUND MANAGEMENT TEAM LEADERS
Portfolio Manager   Henrik Strabo
Portfolio Manager   Mark Kopinski

36   Background Information                         American Century Investments



                                    GLOSSARY

RETURNS

o TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Financial Highlights on pages 30 and 31.


PORTFOLIO STATISTICS

o EXPENSE RATIO- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

o PORTFOLIO TURNOVER- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.


Semiannual Report                                                    Glossary 37



[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-Person Assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com


AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

Investment Manager
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.


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